Exhibit 99.1
PolyOne Corporation and Subsidiaries
Consolidated Statements of Operations, as Adjusted (Unaudited)
(In millions, except per share data)

	1Q09	2Q09	3Q09	4Q09	2009Y
Sales	$463.4	$496.5	$548.3	$552.5	$2,060.7

Cost of sales	412.6	415.6	442.3	468.0	1,738.5

Gross margin	50.8	80.9	106.0	84.5	322.2
Selling and administrative	70.2	77.1	56.3	68.7	272.3
Impairment of goodwill	5.0	—	—	—	5.0
Income from equity affiliates	13.3	10.1	5.2	6.6	35.2

Operating income (loss)	(11.1)	13.9	54.9	22.4	80.1
Interest expense, net	(8.8)	(8.8)	(8.5)	(8.2)	(34.3)
Other expense, net	(6.6)	(0.7)	(1.2)	(1.1)	(9.6)

Income (loss) before income taxes	(26.5)	4.4	45.2	13.1	36.2
Income tax benefit (expense)	8.8	(6.3)	3.1	7.7	13.3

Net income (loss)	$(17.7)	$(1.9)	$48.3	$20.8	$49.5

Basic earnings (loss) per common share	$(0.19)	$(0.02)	$0.52	$0.22	$0.54
Diluted earnings (loss) per common share	$(0.19)	$(0.02)	$0.51	$0.22	$0.53

Weighted average shares used to compute earnings (loss) per share:
Basic	92.2	92.4	92.4	92.5	92.4
Diluted	92.2	93.5	93.9	94.4	93.4

	1Q08	2Q08	3Q08	4Q08	2008Y
Sales	$713.7	$748.1	$735.1	$541.8	$2,738.7

Cost of sales	627.5	655.8	663.1	500.3	2,446.7

Gross margin	86.2	92.3	72.0	41.5	292.0
Selling and administrative	72.9	75.0	69.7	69.5	287.1
Impairment of goodwill	—	—	—	170.0	170.0
Income from equity affiliates	8.1	10.5	5.8	6.8	31.2

Operating income (loss)	21.4	27.8	8.1	(191.2)	(133.9)
Interest expense, net	(8.4)	(9.8)	(9.7)	(9.3)	(37.2)
Other expense, net	(2.0)	(0.7)	—	(1.9)	(4.6)

Income (loss) before income taxes	11.0	17.3	(1.6)	(202.4)	(175.7)
Income tax benefit (expense)	(3.7)	(6.1)	0.3	(75.0)	(84.5)

Net income (loss)	$7.3	$11.2	$(1.3)	$(277.4)	$(260.2)

Basic and diluted earnings (loss) per common share:	$0.08	$0.12	$(0.01)	$(3.01)	$(2.81)

Weighted average shares used to compute earnings (loss) per share:
Basic	92.9	93.0	92.9	92.1	92.7
Diluted	93.3	93.8	92.9	92.1	92.7

Exhibit 99.1 (continued)
Consolidated Statements of Operations, as Adjusted (Unaudited)
(In millions, except per share data)

	1Q07	2Q07	3Q07	4Q07	2007Y
Sales	$657.8	$688.8	$664.8	$631.3	$2,642.7

Cost of sales	575.6	602.1	630.6	563.5	2,371.8

Gross margin	82.2	86.7	34.2	67.8	270.9
Selling and administrative	64.1	68.5	65.3	56.9	254.8
Income (loss) from equity affiliates	6.5	(1.6)	11.7	11.1	27.7

Operating income (loss)	24.6	16.6	(19.4)	22.0	43.8
Interest expense, net	(14.4)	(15.1)	(10.3)	(7.1)	(46.9)
Premium on early extinguishment of debt	—	(5.3)	(7.5)	—	(12.8)
Other expense, net	(0.9)	(1.8)	(1.8)	(2.1)	(6.6)

Income (loss) before income taxes	9.3	(5.6)	(39.0)	12.8	(22.5)
Income tax benefit (expense)	(2.8)	2.8	43.9	(3.6)	40.3

Net income (loss)	$6.5	$(2.8)	$4.9	$9.2	$17.8

Basic and diluted earnings (loss) per common share:	$0.07	$(0.03)	$0.05	$0.10	$0.19

Weighted average shares used to compute earnings (loss) per share:
Basic	92.6	92.8	92.8	92.9	92.8
Diluted	93.0	92.8	93.3	93.2	93.1

	1Q06	2Q06	3Q06	4Q06	2006Y
Sales	$674.6	$686.4	$666.2	$595.2	$2,622.4

Cost of sales	598.9	601.0	600.7	535.0	2,335.6

Gross margin	75.7	85.4	65.5	60.2	286.8
Selling and administrative	54.2	54.9	56.2	56.6	221.9
Income from equity affiliates	38.8	31.6	30.0	11.6	112.0

Operating income	60.3	62.1	39.3	15.2	176.9
Interest expense, net	(16.1)	(16.0)	(15.1)	(15.9)	(63.1)
Premium on early extinguishment of debt	—	(1.2)	—	(3.2)	(4.4)
Other expense, net	(1.2)	(1.5)	(0.2)	0.1	(2.8)

Income (loss) before income taxes and discontinued operations	43.0	43.4	24.0	(3.8)	106.6
Income tax benefit (expense)	(1.7)	(2.4)	(1.5)	(2.9)	(8.5)

Income (loss) from continuing operations	41.3	41.0	22.5	(6.7)	98.1
Loss from discontinued operations and loss on sale, net of income taxes	(2.1)	—	—	(0.6)	(2.7)

Net income (loss)	$39.2	$41.0	$22.5	$(7.3)	$95.4

Basic earnings (loss) per common share:
From continuing operations	$0.45	$0.44	$0.24	$(0.07)	$1.06
Net income	$0.43	$0.44	$0.24	$(0.08)	$1.03

Diluted earnings (loss) per common share:
From continuing operations	$0.45	$0.44	$0.24	$(0.07)	$1.06
Net income	$0.42	$0.44	$0.24	$(0.08)	$1.03

Weighted average shares used to compute earnings per share:
Basic	92.1	92.4	92.5	92.5	92.4
Diluted	92.5	93.0	93.0	93.0	92.8

Exhibit 99.1 (continued)
Business Segment and Platform Operations, as Adjusted (Unaudited)
(In millions)
Gross margin, selling and administration, and operating income at the segment level does not include: special items as defined on page 7; corporate general and administration costs that are not allocated to segments; intersegment sales and profit eliminations; share-based compensation costs; and certain other items that are not included in the measure of segment profit and loss that is reported to and reviewed by the chief operating decision maker. These costs are included in Corporate and eliminations.

Business Segments	1Q09	2Q09	3Q09	4Q09	2009Y
Sales:
Global Specialty Engineered Materials	$86.6	$96.2	$107.3	$112.8	$402.9
Global Color, Additives and Inks	103.7	118.1	122.9	115.1	459.8

Specialty Platform	190.3	214.3	230.2	227.9	862.7
Performance Products and Solutions	158.8	170.3	180.9	157.7	667.7
PolyOne Distribution	136.9	135.1	163.1	190.0	625.1
Corporate and eliminations	(22.6)	(23.2)	(25.9)	(23.1)	(94.8)

Sales	$463.4	$496.5	$548.3	$552.5	$2,060.7

Gross margin:
Global Specialty Engineered Materials	$14.8	$21.6	$25.1	$25.4	$86.9
Global Color, Additives and Inks	20.3	26.9	30.5	27.7	105.4

Specialty Platform	35.1	48.5	55.6	53.1	192.3
Performance Products and Solutions	12.8	23.6	25.7	19.4	81.5
PolyOne Distribution	13.8	13.3	16.6	18.5	62.2
Corporate and eliminations	(10.9)	(4.5)	8.1	(6.5)	(13.8)

Gross margin	$50.8	$80.9	$106.0	$84.5	$322.2

Selling and administrative:
Global Specialty Engineered Materials	$(15.8)	$(15.5)	$(16.8)	$(17.5)	$(65.6)
Global Color, Additives and Inks	(19.2)	(20.4)	(21.2)	(20.7)	(81.5)

Specialty Platform	(35.0)	(35.9)	(38.0)	(38.2)	(147.1)
Performance Products and Solutions	(12.4)	(13.0)	(13.4)	(11.7)	(50.5)
PolyOne Distribution	(8.9)	(9.4)	(10.1)	(9.0)	(37.4)
SunBelt Joint Venture	(1.1)	(1.0)	(1.0)	(1.1)	(4.2)
Corporate and eliminations	(12.8)	(17.8)	6.2	(8.7)	(33.1)

Selling and administrative	$(70.2)	$(77.1)	$(56.3)	$(68.7)	$(272.3)

Operating income (loss):
Global Specialty Engineered Materials	$(1.0)	$6.1	$8.3	$7.9	$21.3
Global Color, Additives and Inks	1.6	7.0	9.8	7.7	26.1

Specialty Platform	0.6	13.1	18.1	15.6	47.4
Performance Products and Solutions	0.4	11.2	12.2	7.7	31.5
PolyOne Distribution	4.9	3.9	6.5	9.5	24.8
SunBelt Joint Venture	11.7	8.0	3.8	2.0	25.5
Corporate and eliminations	(28.7)	(22.3)	14.3	(12.4)	(49.1)

Operating income (loss)	$(11.1)	$13.9	$54.9	$22.4	$80.1

Effect of change in accounting principle on gross margin and operating income (loss):
Global Specialty Engineered Materials	$0.1	$(0.9)	$(0.9)	$(1.4)	$(3.1)
Global Color, Additives and Inks	—	(0.6)	(0.5)	(1.4)	(2.5)

Specialty Platform	0.1	(1.5)	(1.4)	(2.8)	(5.6)
Performance Products and Solutions	(8.3)	(3.5)	0.2	(0.4)	(12.0)
PolyOne Distribution	—	—	—	—	—
SunBelt Joint Venture	—	—	—	—	—
Corporate and eliminations	(0.2)	(0.4)	(0.1)	—	(0.7)

Effect of change in accounting principle on gross margin and operating income (loss)	$(8.4)	$(5.4)	$(1.3)	$(3.2)	$(18.3)

Specialty Platform consists of our two specialty businesses: Global Specialty Engineered Materials; and Global Color, Additives and Inks. We present Specialty Platform sales, gross margin, selling and administration, and operating income because management believes that this is useful information to investors in highlighting our collective progress in advancing our specialization strategy.

Exhibit 99.1 (continued)
Business Segment and Platform Operations, as Adjusted (Unaudited)
(In millions)
Gross margin, selling and administration, and operating income at the segment level does not include: special items as defined on page 7; corporate general and administration costs that are not allocated to segments; intersegment sales and profit eliminations; share-based compensation costs; and certain other items that are not included in the measure of segment profit and loss that is reported to and reviewed by the chief operating decision maker. These costs are included in Corporate and eliminations.

Business Segments	1Q08	2Q08	3Q08	4Q08	2008Y
Sales:
Global Specialty Engineered Materials	$140.7	$141.6	$134.2	$97.5	$514.0
Global Color, Additives and Inks	147.4	158.6	145.7	102.6	554.3

Specialty Platform	288.1	300.2	279.9	200.1	1,068.3
Performance Products and Solutions	259.3	273.7	274.4	194.0	1,001.4
PolyOne Distribution	201.1	208.2	214.7	172.7	796.7
Corporate and eliminations	(34.8)	(34.0)	(33.9)	(25.0)	(127.7)

Sales	$713.7	$748.1	$735.1	$541.8	$2,738.7

Gross margin:
Global Specialty Engineered Materials	$21.0	$23.6	$21.3	$13.6	$79.5
Global Color, Additives and Inks	29.4	32.6	28.1	19.0	109.1

Specialty Platform	50.4	56.2	49.4	32.6	188.6
Performance Products and Solutions	23.6	21.3	24.0	13.4	82.3
PolyOne Distribution	17.2	18.1	22.2	15.6	73.1
Corporate and eliminations	(5.0)	(3.3)	(23.6)	(20.1)	(52.0)

Gross margin	$86.2	$92.3	$72.0	$41.5	$292.0

Selling and administrative:
Global Specialty Engineered Materials	$(15.7)	$(16.5)	$(15.7)	$(14.3)	$(62.2)
Global Color, Additives and Inks	(22.5)	(22.9)	(20.4)	(19.0)	(84.8)

Specialty Platform	(38.2)	(39.4)	(36.1)	(33.3)	(147.0)
Performance Products and Solutions	(12.7)	(13.9)	(11.3)	(12.4)	(50.3)
PolyOne Distribution	(11.7)	(11.1)	(12.8)	(9.4)	(45.0)
SunBelt Joint Venture	(1.3)	(0.7)	(0.5)	(1.4)	(3.9)
Corporate and eliminations	(9.0)	(9.9)	(9.0)	(13.0)	(40.9)

Selling and administrative	$(72.9)	$(75.0)	$(69.7)	$(69.5)	$(287.1)

Operating income (loss):
Global Specialty Engineered Materials	$5.3	$7.1	$5.6	$(0.7)	$17.3
Global Color, Additives and Inks	7.8	10.6	8.6	0.8	27.8

Specialty Platform	13.1	17.7	14.2	0.1	45.1
Performance Products and Solutions	10.9	7.6	12.2	1.2	31.9
PolyOne Distribution	5.5	7.0	9.4	6.2	28.1
SunBelt Joint Venture	5.9	8.7	9.6	4.4	28.6
Corporate and eliminations	(14.0)	(13.2)	(37.3)	(203.1)	(267.6)

Operating income (loss)	$21.4	$27.8	$8.1	$(191.2)	$(133.9)

Effect of change in accounting principle on gross margin and operating income (loss):
Global Specialty Engineered Materials	$(0.3)	$0.4	$—	$(0.9)	$(0.8)
Global Color, Additives and Inks	(0.1)	0.2	(0.1)	(0.9)	(0.9)

Specialty Platform	(0.4)	0.6	(0.1)	(1.8)	(1.7)
Performance Products and Solutions	2.6	2.3	6.9	(14.8)	(3.0)
PolyOne Distribution	—	—	—	—	—
SunBelt Joint Venture	—	—	—	—	—
Corporate and eliminations	(0.9)	0.9	—	0.1	0.1

Effect of change in accounting principle on gross margin and operating income (loss)	$1.3	$3.8	$6.8	$(16.5)	$(4.6)

Specialty Platform consists of our two specialty businesses: Global Specialty Engineered Materials; and Global Color, Additives and Inks. We present Specialty Platform sales, gross margin, selling and administration, and operating income because management believes that this is useful information to investors in highlighting our collective progress in advancing our specialization strategy.

Exhibit 99.1 (continued)
Business Segment and Platform Operations, as Adjusted (Unaudited)
(In millions)
Gross margin, selling and administration, and operating income at the segment level does not include: special items as defined on page 7; corporate general and administration costs that are not allocated to segments; intersegment sales and profit eliminations; share-based compensation costs; and certain other items that are not included in the measure of segment profit and loss that is reported to and reviewed by the chief operating decision maker. These costs are included in Corporate and eliminations.

Business Segments	1Q07	2Q07	3Q07	4Q07	2007Y
Sales:
Global Specialty Engineered Materials	$95.3	$97.3	$97.4	$94.4	$384.4
Global Color, Additives and Inks	140.9	144.9	140.5	134.2	560.5

Specialty Platform	236.2	242.2	237.9	228.6	944.9
Performance Products and Solutions	273.2	293.0	274.5	246.1	1,086.8
PolyOne Distribution	184.4	190.1	185.8	184.0	744.3
Corporate and eliminations	(36.0)	(36.5)	(33.4)	(27.4)	(133.3)

Sales	$657.8	$688.8	$664.8	$631.3	$2,642.7

Gross margin:
Global Specialty Engineered Materials	$10.2	$12.1	$11.5	$11.0	$44.8
Global Color, Additives and Inks	25.7	28.1	26.5	24.3	104.6

Specialty Platform	35.9	40.2	38.0	35.3	149.4
Performance Products and Solutions	32.7	33.3	29.7	18.7	114.4
PolyOne Distribution	14.7	15.8	14.8	15.4	60.7
Resin and Intermediates	0.8	(0.2)	—	—	0.6
Corporate and eliminations	(1.9)	(2.4)	(48.3)	(1.6)	(54.2)

Gross margin	$82.2	$86.7	$34.2	$67.8	$270.9

Selling and administrative:
Global Specialty Engineered Materials	$(10.0)	$(10.0)	$(9.7)	$(10.5)	$(40.2)
Global Color, Additives and Inks	(21.0)	(21.0)	(19.9)	(20.7)	(82.6)

Specialty Platform	(31.0)	(31.0)	(29.6)	(31.2)	(122.8)
Performance Products and Solutions	(13.2)	(12.5)	(11.3)	(11.5)	(48.5)
PolyOne Distribution	(10.1)	(9.3)	(9.5)	(9.7)	(38.6)
Resin and Intermediates	(2.2)	(1.0)	(1.4)	(2.0)	(6.6)
Corporate and eliminations	(7.6)	(14.7)	(13.5)	(2.5)	(38.3)

Selling and administrative	$(64.1)	$(68.5)	$(65.3)	$(56.9)	$(254.8)

Operating income (loss):
Global Specialty Engineered Materials	$0.2	$2.1	$1.8	$0.5	$4.6
Global Color, Additives and Inks	5.4	8.0	7.4	4.5	25.3

Specialty Platform	5.6	10.1	9.2	5.0	29.9
Performance Products and Solutions	19.6	21.0	18.4	7.4	66.4
PolyOne Distribution	4.6	6.5	5.3	5.7	22.1
Resin and Intermediates	4.3	12.0	11.2	7.3	34.8
Corporate and eliminations	(9.5)	(33.0)	(63.5)	(3.4)	(109.4)

Operating income (loss)	$24.6	$16.6	$(19.4)	$22.0	$43.8

Effect of change in accounting principle on gross margin and operating income (loss):
Global Specialty Engineered Materials	$(0.1)	$0.2	$(0.3)	$0.2	$—
Global Color, Additives and Inks	0.7	(0.2)	(0.2)	(0.3)	—

Specialty Platform	0.6	—	(0.5)	(0.1)	—
Performance Products and Solutions	(2.4)	2.4	5.8	3.1	8.9
PolyOne Distribution	—	—	—	—	—
Resin and Intermediates	—	—	—	—	—
Corporate and eliminations	(0.1)	1.8	(1.1)	0.4	1.0

Effect of change in accounting principle on gross margin and operating income (loss)	$(1.9)	$4.2	$4.2	$3.4	$9.9

Specialty Platform consists of our two specialty businesses: Global Specialty Engineered Materials; and Global Color, Additives and Inks. We present Specialty Platform sales, gross margin, selling and administration, and operating income because management believes that this is useful information to investors in highlighting our collective progress in advancing our specialization strategy.

Exhibit 99.1 (continued)
Business Segment and Platform Operations, as Adjusted (Unaudited)
(In millions)
Gross margin, selling and administration, and operating income at the segment level does not include: special items as defined on page 7; corporate general and administration costs that are not allocated to segments; intersegment sales and profit eliminations; share-based compensation costs; and certain other items that are not included in the measure of segment profit and loss that is reported to and reviewed by the chief operating decision maker. These costs are included in Corporate and eliminations.

Business Segments	1Q06	2Q06	3Q06	4Q06	2006Y
Sales:
Global Specialty Engineered Materials	$81.3	$89.8	$89.0	$85.2	$345.3
Global Color, Additives and Inks	134.7	137.1	134.9	125.1	531.8

Specialty Platform	216.0	226.9	223.9	210.3	877.1
Performance Products and Solutions	303.9	311.7	301.2	249.4	1,166.2
PolyOne Distribution	194.1	189.7	182.1	166.9	732.8
Corporate and eliminations	(39.4)	(41.9)	(41.0)	(31.4)	(153.7)

Sales	$674.6	$686.4	$666.2	$595.2	$2,622.4

Gross margin:
Global Specialty Engineered Materials	$9.7	$12.7	$11.1	$8.3	$41.8
Global Color, Additives and Inks	23.5	20.5	21.1	19.2	84.3

Specialty Platform	33.2	33.2	32.2	27.5	126.1
Performance Products and Solutions	28.4	36.9	26.9	21.6	113.8
PolyOne Distribution	15.9	15.0	14.3	12.4	57.6
Resin and Intermediates	—	(0.4)	0.3	0.1	—
Corporate and eliminations	(1.8)	0.7	(8.2)	(1.4)	(10.7)

Gross margin	$75.7	$85.4	$65.5	$60.2	$286.8

Selling and administrative:
Global Specialty Engineered Materials	$(9.5)	$(9.7)	$(10.0)	$(10.0)	$(39.2)
Global Color, Additives and Inks	(18.8)	(19.0)	(19.9)	(20.5)	(78.2)

Specialty Platform	(28.3)	(28.7)	(29.9)	(30.5)	(117.4)
Performance Products and Solutions	(11.7)	(12.9)	(12.4)	(13.7)	(50.7)
PolyOne Distribution	(9.7)	(9.9)	(10.0)	(8.8)	(38.4)
Resin and Intermediates	(1.1)	(0.7)	(1.2)	(1.1)	(4.1)
Corporate and eliminations	(3.4)	(2.7)	(2.7)	(2.5)	(11.3)

Selling and administrative	$(54.2)	$(54.9)	$(56.2)	$(56.6)	$(221.9)

Operating income (loss):
Global Specialty Engineered Materials	$0.7	$3.5	$1.6	$(1.7)	$4.1
Global Color, Additives and Inks	5.6	2.5	1.9	(0.4)	9.6

Specialty Platform	6.3	6.0	3.5	(2.1)	13.7
Performance Products and Solutions	16.7	24.0	14.5	7.9	63.1
PolyOne Distribution	6.2	5.1	4.3	3.6	19.2
Resin and Intermediates	36.3	29.0	27.9	9.7	102.9
Corporate and eliminations	(5.2)	(2.0)	(10.9)	(3.9)	(22.0)

Operating income (loss)	$60.3	$62.1	$39.3	$15.2	$176.9

Effect of change in accounting principle on gross margin and operating income (loss):
Global Specialty Engineered Materials	$(0.3)	$0.1	$0.2	$(0.3)	$(0.3)
Global Color, Additives and Inks	1.1	(1.0)	0.2	(0.4)	(0.1)

Specialty Platform	0.8	(0.9)	0.4	(0.7)	(0.4)
Performance Products and Solutions	(4.8)	(0.9)	0.5	(5.1)	(10.3)
PolyOne Distribution	—	—	—	—	—
Resin and Intermediates	—	—	—	—	—
Corporate and eliminations	(3.7)	0.3	2.0	(1.6)	(3.0)

Effect of change in accounting principle on gross margin and operating income (loss)	$(7.7)	$(1.5)	$2.9	$(7.4)	$(13.7)

Specialty Platform consists of our two specialty businesses: Global Specialty Engineered Materials; and Global Color, Additives and Inks. We present Specialty Platform sales, gross margin, selling and administration, and operating income because management believes that this is useful information to investors in highlighting our collective progress in advancing our specialization strategy.

Exhibit 99.1 (continued)
Reconciliation of Non-GAAP Financial Measures, as Adjusted (Unaudited)
(In millions, except per share data)
Senior management uses gross margin before special items and operating income before special items to assess performance and allocate resources because senior management believes that these measures are useful in understanding current profitability levels and that current levels may serve as a base for future performance. In addition, operating income before the effect of special items is a component of various PolyOne annual and long-term employee incentive plans and is used in debt covenant computations. Below is a reconciliation of non-GAAP financial measures to the most directly comparable measures calculated and presented in accordance with GAAP.
Senior management uses net income before special items to assess performance and allocate resources because senior management believes that these measures are useful in understanding current profitability levels and that current levels may serve as a base for future performance. Below is a reconciliation of non-GAAP financial measures to the most directly comparable measures calculated and presented in accordance with GAAP.

	1Q09	2Q09	3Q09	4Q09	2009Y
Reconciliation to Consolidated Statements of Operations
Sales	$463.4	$496.5	$548.3	$552.5	$2,060.7

Gross margin before special items	62.1	85.2	98.0	89.1	334.4
Special items in gross margin	(11.3)	(4.3)	8.0	(4.6)	(12.2)

Gross margin	$50.8	$80.9	$106.0	$84.5	$322.2

Gross margin before special items as a percent of sales	13.4%	17.2%	17.9%	16.1%	16.2%

Operating income before special items	5.5	18.5	27.4	24.3	75.7
Special items in operating income	(16.6)	(4.6)	27.5	(1.9)	4.4

Operating income (loss)	$(11.1)	$13.9	$54.9	$22.4	$80.1

Net income (loss)	$(17.7)	$(1.9)	$48.3	$20.8	$49.5
Special items (1), after tax	10.5	3.1	(17.7)	0.8	(3.3)
Tax adjustments (2)	(1.6)	7.3	(18.0)	(10.8)	(23.1)

	$(8.8)	$8.5	$12.6	$10.8	$23.1

Earnings (loss) per share excluding special items and tax adjustments:
Basic	$(0.10)	$0.09	$0.14	$0.12	$0.25
Diluted	$(0.10)	$0.09	$0.13	$0.11	$0.25

	1Q08	2Q08	3Q08	4Q08	2008Y
Reconciliation to Consolidated Statements of Operations
Sales	$713.7	$748.1	$735.1	$541.8	$2,738.7

Gross margin before special items	87.8	95.0	93.9	60.2	336.9
Special items in gross margin	(1.6)	(2.7)	(21.9)	(18.7)	(44.9)

Gross margin	$86.2	$92.3	$72.0	$41.5	$292.0

Gross margin before special items as a percent of sales	12.3%	12.7%	12.8%	11.1%	12.3%

Operating income before special items	23.0	31.6	34.8	6.7	96.1
Special items in operating income	(1.6)	(3.8)	(26.7)	(197.9)	(230.0)

Operating income (loss)	$21.4	$27.8	$8.1	$(191.2)	$(133.9)

Net income (loss)	$7.3	$11.2	$(1.3)	$(277.4)	$(260.2)
Special items (1), after tax	1.0	2.5	17.7	185.0	206.2
Tax adjustments (2)	—	—	—	88.9	88.9

	$8.3	$13.7	$16.4	$(3.5)	$34.9

Basic and diluted earnings per share excluding special items and tax adjustments	$0.09	$0.15	$0.18	$(0.04)	$0.38

(1)	Special items is a non-GAAP financial measure. Special items include charges related to specific strategic initiatives or financial restructurings such as: consolidation of operations; employee separation costs resulting from personnel reduction programs, plant phaseout costs, executive separation agreements; asset impairments; environmental remediation costs, fines or penalties for facilities no longer owned or closed in prior years; gains and losses on the divestiture of operating businesses, joint ventures and equity investments; gains and losses on facility or property sales or disposals; results of litigation, fines or penalties, where such litigation (or action relating to the fines or penalties) arose prior to the commencement of the performance period; and the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results or the effect of adverse determinations by regulatory agencies relating to accounting principles or treatment.

(2)	Net tax (benefit) loss from one-time foreign and domestic income tax items and deferred income tax valuation allowance adjustments on deferred tax assets